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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 13, 2001

                           SPINNAKER INDUSTRIES, INC.
               (Exact name of company as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    06-0544125
                      (I.R.S. Employer Identification No.)

       518 East Water Street
              Troy, Ohio                                      45373-0370
(Address of principal executive offices)                      (Zip Code)

                                 (937) 332-6667
                (Company's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

       On November 13, 2001, the Company issued a press release announcing that it had filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code. The text of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1   Press Release dated November 13, 2001


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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2001

                                  SPINNAKER INDUSTRIES, INC.

                                  By: /s/ George E. Fuehrer
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                                      George E. Fuehrer
                                      Vice President and Chief Financial Officer


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                                INDEX OF EXHIBITS

                                                             Sequential
Exhibit No.       Description of Document                    Page No.
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99.1              Press Release dated November 13, 2001


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